UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2017

FAIRMOUNT SANTROL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36670	34-1831554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8834 Mayfield Road, Chesterland, Ohio	44026
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 255-7263

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on May 11, 2017. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of Michael G. Fisch, Charles D. Fowler, Matthew F. LeBaron and Lawrence N. Schultz as Directors of the Company. The nominees were elected as Directors with the following votes:

Michael G. Fisch

For	97,581,966
Withheld	48,377,675
Broker non-votes	48,647,205

Charles D. Fowler

For	142,230,967
Withheld	3,728,674
Broker non-votes	48,647,205

Matthew F. LeBaron

For	144,265,757
Withheld	1,693,884
Broker non-votes	48,647,205

Lawrence N. Schultz

For	144,083,224
Withheld	1,876,417
Broker non-votes	48,647,205

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Jenniffer D. Deckard, Michael C. Kearney, William P. Kelly, William E. Conway, Stephen J. Hadden and Michael E. Sand.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	143,966,713
Against	1,051,949
Abstain	940,978
Broker non-votes	48,647,206

(iii) The non-binding, advisory vote on the frequency of future executive compensation votes received the following votes:

Every three years	74,951,923
Every two years	64,951
Every year	66,904,027
Abstain	4,038,739
Broker non-votes	48,647,206

The Board of Directors of the Company will consider the outcome of this stockholder advisory vote, and make a determination as to the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers at a later date. The Board’s determination will be disclosed thereafter on an amendment to this Current Report on Form 8-K.

(iv) The proposal to approve the material terms of the performance goals under the Fairmount Santrol Holdings Inc. 2014 Long Term Incentive Plan, as amended, was approved with the following votes:

For	144,086,151
Against	921,193
Abstain	952,296
Broker non-votes	48,647,206

(v) The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was approved with the following votes:

For	194,100,976
Against	333,430
Abstain	172,440
Broker non-votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on May 11, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fairmount Santrol Holdings Inc. 2014 Long Term Incentive Plan, as amended, which is incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 6, 2017 (File No. 001-36670).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairmount Santrol Holdings Inc.
(Registrant)

Date May 12, 2017
/s/ Michael F. Biehl
Michael F. Biehl Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Fairmount Santrol Holdings Inc. 2014 Long Term Incentive Plan, as amended, which is incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 6, 2017 (File No. 001-36670).